T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—I Class

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

Supplement to Summary Prospectuses Dated March 1, 2016

On January 1, 2017, the T. Rowe Price International Growth & Income Fund will change its name to the T. Rowe Price International Value Equity Fund, which better reflects the fund’s value approach to stock selection. The fund’s portfolio manager, investment objective, and overall investment program will not change. However, due to the inclusion of the term “equity” in the fund’s new name, the fund will be required to adopt a policy to normally invest at least 80% of its net assets in equity securities.

Effective January 1, 2017, all references in each summary prospectus to the T. Rowe Price International Growth & Income Fund will be replaced by reference to the T. Rowe Price International Value Equity Fund.

In addition, effective January 1, 2017, the following is hereby added under “Principal Investment Strategies” in each summary prospectus:

 The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities.

The date of this supplement is December 15, 2016.

F127-041-S 12/15/16